EXHIBIT 99.1

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
DAN RIVER INC.                )    Case No. 04-10990
                              )
        Debtor.               )    Judge Drake
------------------------------)



          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
     FOR THE PERIOD FROM OCTOBER 3, 2004 TO NOVEMBER 6, 2004


Comes now the above-named debtor and files its Periodic Financial
Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                        /S/ Jonathan W. Jordan
                                        ----------------------
                                        Attorney for Debtor
Dated:    Atlanta, GA
          December 6, 2004

Debtor's Address and
Phone Number:                           KING & SPALDING LLP

2291 Memorial Drive                     James A. Pardo, Jr.
Danville, VA 24541                      Georgia Bar No. 561206
(434) 799-7000                          Sara Robinson Borders
                                        Georgia Bar No. 610649
                                        191 Peachtree Street
                                        Atlanta, GA  30303-1763
                                        (404) 572-4600

                                        ATTORNEYS FOR THE DEBTOR

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
DAN RIVER INC.                )    Case No. 04-10990
                              )
        Debtor.               )    Judge Drake
----------------------------- )



          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
     FOR THE PERIOD FROM OCTOBER 3, 2004 TO NOVEMBER 6, 2004
     -------------------------------------------------------

              NOTES TO THE MONTHLY OPERATING REPORT

Total Cash Disbursements During The Reporting Period: $47,662,000






I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 6th day of December 2004.     /s/ Barry F. Shea
                                   ---------------------------
                                   Barry F. Shea
                                   Executive Vice President-
                                   Chief Financial Officer

In re:    DAN RIVER INC.
          Case No. 04-10990


                     CONDENSED BALANCE SHEET
                           (UNAUDITED)

                        November 6, 2004
                         (in thousands)

                             Assets

Current assets:
     Cash and cash equivalents                          $  3,163
     Accounts receivable (less allowances of $8,248)      56,258
     Inventories                                         125,484
     Assets held for sale                                  5,607
     Prepaid expenses and other current assets             8,237
     Deferred income taxes                                 5,162
                                                       ---------
          Total current assets                           203,911

Property, plant and equipment                            399,297
     Less accumulated depreciation and amortization     (252,320)
                                                       ---------
          Net property, plant and equipment              146,977
Investment and advances to subsidiaries                    8,658
Other assets                                               7,478
                                                       ---------
                                                       $ 367,024
                                                       =========

In re:    DAN RIVER INC.
          Case No. 04-10990


                     CONDENSED BALANCE SHEET
                           (UNAUDITED)

                        November 6, 2004
                         (in thousands)

              Liabilities and Shareholders' Equity

Current liabilities:
     Long-term debt currently due                      $  98,043
     Accounts payable                                     12,038
     Due to subsidiaries                                   6,164
     Accrued compensation and related benefits            18,591
     Other accrued expenses                                9,738
                                                       ---------
          Total current liabilities                      144,574
Deferred income taxes                                      5,162
Other liabilities                                         21,548
                                                       ---------
Total liabilities not subject to compromise              171,284

Liabilities subject to compromise                        193,189

Shareholders' equity:
     Common stock                                            225
     Additional paid-in capital                          210,147
     Accumulated deficit                                (196,400)
     Accumulated other comprehensive loss                (11,228)
     Unearned compensation - restricted stock               (193)
                                                       ---------
          Total shareholders' equity                       2,551
                                                       ---------
                                                       $ 367,024
                                                       =========

In re:    DAN RIVER INC.
          Case No. 04-10990


                CONDENSED STATEMENT OF OPERATIONS
                           (UNAUDITED)

       For the Period October 3, 2004 to November 6, 2004
                         (in thousands)

Net sales                                              $  41,415
Cost of sales                                             40,201
                                                       ---------
Gross profit                                               1,214
Selling, general and administrative expenses               4,574
Other operating costs, net (A)                            (2,087)
                                                       ---------
Operating loss                                            (1,273)
Other income, net                                            239
Interest expense                                          (1,181)
Equity in loss of subsidiaries                               (99)
                                                       ---------
Loss before reorganization items                          (2,314)
Reorganization items (B)                                  (2,077)
                                                       ---------
Net loss                                               $  (4,391)
                                                       =========

(A) Other operating costs, net consists of a gain associated with the conveyance of the Debtor's interest in property located in Sevierville, Tennessee to the City of Sevierville pursuant to the "Order Granting Debtors' Motion for Approval of Compromise and Settlement With City of Sevierville" (entered October 13, 2004).

(B) Reorganization items includes $1,702,000 for professional fees relating to bankruptcy matters, $244,000 for expense related to the key employee retention program, and $131,000 in noncash charges relating to rejection of executory contracts.

In re:    DAN RIVER INC.
          Case No. 04-10990


                CONDENSED STATEMENT OF CASH FLOWS
                           (UNAUDITED)

       For the Period October 3, 2004 to November 6, 2004
                         (in thousands)

Cash flows from operating activities:
  Net loss                                              $ (4,391)
  Adjustments to reconcile net loss to net
    cash provided by operating activities:
      Noncash interest expense                               362
      Depreciation and amortization of property,
        plant and equipment                                2,500
      Other operating costs, net                          (2,087)
      Other noncash charges                                  211
      Equity in loss of subsidiaries                          99
Changes in operating assets and liabilities:
      Accounts receivable                                 (2,059)
      Inventories                                          3,384
      Prepaid expenses and other assets                     (282)
      Accounts payable and accrued expenses                  327
      Other liabilities                                       66
                                                       ---------
        Net cash used by operating activities             (1,870)
                                                       ---------
Cash flows from investing activities:
      Capital expenditures                                  (108)
      Proceeds from sale of assets                         4,402
                                                       ---------
        Net cash provided by investing activities          4,294
                                                       ---------
Cash flows from financing activities:
      DIP revolving credit facility - borrowings          42,302
      DIP revolving credit facility - payments           (40,208)
      Other payments of debt                              (4,410)
                                                       ---------
        Net cash used by financing activities             (2,316)
                                                       ---------
Net increase in cash and cash equivalents                    108
Cash and cash equivalents at beginning of period           3,055
                                                       ---------
Cash and cash equivalents at end of period             $   3,163
                                                       =========

In re:    DAN RIVER INC.
          Case No. 04-10990


      MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                         (in thousands)


Accounts Receivable at Petition Date:   $55,992

Net accounts Receivable at the Beginning of
  the Reporting Period                                 $  54,200
PLUS: Current Month Sales, Net                            41,415
LESS: Collections During the Month from Customers        (39,670)
Other, Net                                                   313
Net Accounts Receivable at the End of the
  Reporting Period                                     $  56,258

Accounts Receivable Aging                              Amount
-------------------------                              ------
Current                                                $  55,353
<30 Days Past Due                                          8,032
31 - 60 Days Past Due                                        532
60 -90 Days Past Due                                         131
> 90 Days Past Due                                           458
Total Accounts Receivable                                 64,506
Less: Reserves and Allowances                             (8,248)
Accounts Receivable (Net)                              $  56,258

In re:    DAN RIVER INC.
          Case No. 04-10990


      MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
                         (in thousands)

Post-Petition Accounts Payable consists of the following:

Accounts Payable Aging (Post Petition Only)            Amount
-------------------------------------------            ------
0-30 Days                                              $  10,953
31 - 60 Days                                                 318
61 - 90 Days                                                   -
Over 90 Days                                                   -
Other - Primarily Accruals for Goods & Services
  Received But Not Yet Invoiced                              767
Total Accounts Payable                                 $  12,038


SECURED CREDITORS:
The Debtor made no payments to secured creditors except as otherwise permitted pursuant to Final Order, dated May 28, 2004, Authorizing Secured Post-Petition Financing on a Super Priority
Basis.

In re:    DAN RIVER INC.
          Case No. 04-10990

                INVENTORY AND FIXED ASSETS REPORT

INVENTORY REPORT (in thousands)

Inventory Balance at the Petition Date:  $141,758
Inventory Reconciliation                                 Amount
Inventory Balance at Beginning of Period              $ 128,868
PLUS: Purchases and Other Costs Added During Period      36,817
LESS: Inventory Used/Sold                               (40,201)
Inventory on Hand at End of Period                    $ 125,484

Method of Costing Inventory:  first-in, first-out

FIXED ASSET REPORT (in thousands)

Fixed Assets Fair Market Value at petition Date:  unknown
Fixed Asset Reconciliation                               Amount
Fixed Asset BV at Beginning of Period                  $ 152,958
LESS: Depreciation Expense                                (2,500)
PLUS: Additions                                               47
Sales, Retirements                                        (3,528)
Fixed Assets BV at End of Period                       $ 146,977

Brief Description of Fixed Assets Purchased/Disposed of During
Period

Additions were generally for routine replacement items.

Pursuant to the "Order Establishing Procedures for Liquidating Non-Essential Assets Free and Clear of Liens, Claims, Encumbrances and Other Interests Through Either Auction or Private Sale" (entered May 28, 2004), the Debtor is permitted to sell assets that are valued at less than $250,000 individually in transactions not valued at more than $1,000,000. During the period, the Debtor received $1,895 in proceeds from sales of assets pursuant to this order.

During the period the Debtor received $4,400,000 in connection with the conveyance of its interest in property located in Sevierville, Tennessee to the City of Sevierville pursuant to the Order Granting Debtors' Motion for Approval of Compromise and Settlement With City of Sevierville" (entered October 13, 2004).

In re:    DAN RIVER INC.
          Case No. 04-10990

                       MONTHLY TAX REPORT

                   TAXES PAID DURING THE MONTH

*Pursuant to the Order Authorizing the Debtors to (A) Maintain
Existing Bank Accounts and cash Management System, (B) Continue
Use of Existing Business Forms, and (C) Continue Use of Existing
Investment Guidelines, the Debtor has not opened new cash accounts for tax payments.

Name of Taxing Authority              Description          Amount
AR Dept. of Finance & Adm.       SWH                    $        853
AR Employment Security Dept.     Unemployment                      6
CA Dept. of Employ. Development  SWH                             390
FL Dept. of Revenue              Sales & Use                     105
GA Dept. of Revenue              Sales & Use                     572
GA Dept. of Revenue              SWH                          34,003
GA Dept. of Labor                Unemployment                  5,965
IL Dept. of Revenue              SWH                           1,282
IL Dept. of Employment Security  Unemployment                      8
IRS                              FICA & FWH                3,142,870
IRS                              Unemployment                  6,711
MS Bureau of Revenue             SWH                           1,491
NC Dept. of Revenue              SWH                          65,519
NC Dept. of Revenue              Sales & Use                     560
NC Employment Security Comm.     Unemployment                 95,995
NJ Division of Revenue           SWH                           2,625
NYS Employment Taxes             SWH                          45,363
NYS Employment Taxes             Unemployment                  1,019
OR Dept. of Revenue              SWH                             266
OR Dept. of Revenue              Unemployment                     18
Receiver General                 Canada GST Return            48,513
SC Dept. of Revenue              SWH                             709
SC Dept. of Revenue              Sales & Use                      30
TN Dept. of Revenue              Sales & Use                     623
TN Dept. of Employment Security  Unemployment                    318
TX Workforce Commission          Unemployment                     61
VA Dept. of Taxation             SWH                         373,681
VA Dept. of Taxation             Sales Tax                     1,466
VA Dept. of Taxation             Use Tax                      14,365
VA Employment Commission         Unemployment                 55,481
Total Taxes Paid                                       $3,900,867.97

In re:    DAN RIVER INC.
          Case No. 04-10990

                       TAXES OWED AND DUE

Name of Taxing Authority     Date          Description         Amount
                            Payment
                              Due
CA State Board of          7/31/2005   Sales Tax                     24
Equalization
FL Dept. of Revenue       11/22/2004   Sales Tax                    152
GA Dept. of Revenue       11/22/2004   Sales & Use Tax            5,336
GA Dept. of Revenue       11/10/2004   SWH                        2,904
IL Dept. of Revenue       11/15/2004   SWH                          641
IRS                       11/10/2004   FICA & FWH                   375
NC Dept. of Revenue       11/22/2004   Sales & Use Tax              701
NC Dept. of Revenue       11/10/2004   SWH                       13,350
NY State Sales Tax         3/20/2005   Sales & Use Tax              308
PA Dept. of Revenue        1/31/2005   SWH                          170
Receiver General          11/30/2004   Canada GST Return         36,794
SC Dept. of Revenue       11/22/2004   Sales & Use Tax              164
SC Dept. of Revenue       11/15/2004   SWH                          801
TN Dept. of Revenue       11/22/2004   Sales Tax                  1,195
VA Dept. of Taxation      11/22/2004   Sales Tax                  2,010
VA Dept. of Taxation       11/9/2004   SWH                       47,894
VA Dept. of Taxation      11/22/2004   Use Tax                   16,650
Total Taxes Unpaid                                              129,469

In re:    DAN RIVER INC.
          Case No. 04-10990


                    CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation liability, fire, theft, comprehensive, vehicle, health and life.

            Type of Coverage              Expiration
Property & Business Interruption          6/30/05
Boiler & Machinery                        6/30/05
Commercial General Liability              6/1/05
General Liability - Brookneal Dam         6/1/05
Automobile -All states except TX, Canada  6/1/05
Automobile - Texas                        6/1/05
International Package                     6/1/05
Advertising Liability                     6/1/05
Umbrella - Excess                         6/1/05
Motor Truck Cargo & Marine Cargo          1/1/05
Canadian General Liability Policy         6/1/05
Directors & Officers                      11/20/04
Crime                                     11/20/04
Fiduciary Liability                       11/20/04
Special Risk                              11/20/04
Workers Comp Excess for VA & GA           10/1/05
Workers Comp - AR, CA, FL, IL, MS, NJ,    10/1/05
NC, OR, TX
Workers Comp. TN                          12/8/04
Workers Comp. NY                          11/21/04
Health                                    1/1/05
Life Insurance                            1/1/06
Long Term Disability                      1/1/05
Basic Accident                            1/1/06
Business Travel Accident                  12/31/04
Short Term Disability - NY                12/31/04

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
THE BIBB COMPANY LLC          )    Case No. 04-10992
                              )
        Debtor.               )    Judge Drake
----------------------------- )



          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
     FOR THE PERIOD FROM OCTOBER 3, 2004 TO NOVEMBER 6, 2004
     -------------------------------------------------------

Comes now the above-named debtor and files its Periodic Financial
Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                   /s/ Jonathan W. Jordan
                                   -----------------------------
                                   Attorney for Debtor
Dated:    Atlanta, GA
          December 6, 2004

Debtor's Address and
Phone Number:                           KING & SPALDING LLP

2291 Memorial Drive                     James A. Pardo, Jr.
Danville, VA 24541                      Georgia Bar No. 561206
(434) 799-7000                          Sara Robinson Borders
                                        Georgia Bar No. 610649
                                        191 Peachtree Street
                                        Atlanta, GA  30303-1763
                                        (404) 572-4600

                                        ATTORNEYS FOR THE DEBTOR

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
THE BIBB COMPANY LLC          )    Case No. 04-10992
                              )
        Debtor.               )    Judge Drake
------------------------------)



          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
     FOR THE PERIOD FROM OCTOBER 3, 2004 TO NOVEMBER 6, 2004
     -------------------------------------------------------


              NOTES TO THE MONTHLY OPERATING REPORT

Total Cash Disbursements During The Reporting Period: $0

The Debtor's only assets consist of idle real estate held for sale, with no book value. There was no activity during the reporting period.




I declare under penalty of perjury that this statement is true and correct to the best of my knowledge and belief.

This 6th day of December 2004.     /s/ Barry F. Shea
                                   --------------------------
                                   Barry F. Shea
                                   Executive Vice President-
                                   Chief Financial Officer

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
DAN RIVER FACTORY STORES, INC.)    Case No. 04-10993
                              )
        Debtor.               )    Judge Drake
------------------------------)



          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
     FOR THE PERIOD FROM OCTOBER 3, 2004 TO NOVEMBER 6, 2004
    --------------------------------------------------------


Comes now the above-named debtor and files its Periodic Financial
Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                   /s/ Jonathan W. Jordan
                                   ----------------------------
                                   Attorney for Debtor
Dated:    Atlanta, GA
          December 6, 2004

Debtor's Address and
Phone Number:                           KING & SPALDING LLP

2291 Memorial Drive                     James A. Pardo, Jr.
Danville, VA 24541                      Georgia Bar No. 561206
(434) 799-7000                          Sara Robinson Borders
                                        Georgia Bar No. 610649
                                        191 Peachtree Street
                                        Atlanta, GA  30303-1763
                                        (404) 572-4600

                                        ATTORNEYS FOR THE DEBTOR

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
DAN RIVER FACTORY STORES, INC.)    Case No. 04-10993
                              )
        Debtor.               )    Judge Drake
------------------------------)

          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
     FOR THE PERIOD FROM OCTOBER 3, 2004 TO NOVEMBER 6, 2004
     -------------------------------------------------------

              NOTES TO THE MONTHLY OPERATING REPORT

Total Cash Disbursements During The Reporting Period: $65,000

The above amount is provided for the purpose of calculating the US Trustee fee. This amount consists of the total of the Debtor's cost of goods sold, selling, general and administrative expenses, and capital expenditures for the reporting period ended
November 6, 2004.

As previously disclosed in the Dan River Factory Stores, Inc. Statement of Financial Affairs, the Debtor owns no assets and does not maintain a bank account. All disbursements for the Debtor's business are made by the Debtor's parent, Dan River Inc.

For additional information on the nature of the Debtor's operations and assets and liabilities, please refer to the Debtor's previously filed Statement of Financial Affairs.

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 6th day of December 2004.          /s/ Barry F. Shea
                                        -----------------------
                                        Barry F. Shea
                                        Executive Vice President-
                                        Chief Financial Officer

In re:    DAN RIVER FACTORY STORES, INC.
          Case No. 04-10993


                     CONDENSED BALANCE SHEET
                           (UNAUDITED)

                        November 6, 2004
                         (in thousands)

                         Assets

Due from parent                                   $    2,280
                                                  ==========

          Liabilities and Shareholder's Equity

Liabilities                                       $        -
Common stock                                               -
Paid-in capital                                        1,739
Retained earnings                                        541
                                                  ----------
                                                  $    2,280
                                                  ==========


                CONDENSED STATEMENT OF OPERATIONS
                           (UNAUDITED)

       For the Period October 3, 2004 to November 6, 2004
                         (in thousands)

Net sales                                         $     62
Cost of sales                                           35
                                                  --------
Gross profit                                            27
Selling, general and administrative expenses            30
                                                  --------
Net loss                                          $     (3)
                                                  ========

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
DAN RIVER INTERNATIONAL LTD.  )    Case No. 04-10991
                              )
        Debtor.               )    Judge Drake
                              )
------------------------------)



          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
     FOR THE PERIOD FROM OCTOBER 3, 2004 TO NOVEMBER 6, 2004
     -------------------------------------------------------

Comes now the above-named debtor and files its Periodic Financial
Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                   /s/ Jonathan W. Jordan
                                   ----------------------
                                   Attorney for Debtor
Dated:    Atlanta, GA
          December 6, 2004

Debtor's Address and
Phone Number:                           KING & SPALDING LLP

2291 Memorial Drive                     James A. Pardo, Jr.
Danville, VA 24541                      Georgia Bar No. 561206
(434) 799-7000                          Sara Robinson Borders
                                        Georgia Bar No. 610649
                                        191 Peachtree Street
                                        Atlanta, GA  30303-1763
                                        (404) 572-4600

                                        ATTORNEYS FOR THE DEBTOR

              IN THE UNITED STATES BANKRUPTCY COURT
              FOR THE NORTHERN DISTRICT OF GEORGIA
                         NEWNAN DIVISION

In re:                        )    Chapter 11
                              )
DAN RIVER INTERNATIONAL LTD.  )    Case No. 04-10991
                              )
        Debtor.               )    Judge Drake
------------------------------)

          DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
     FOR THE PERIOD FROM OCTOBER 3, 2004 TO NOVEMBER 6, 2004
     -------------------------------------------------------

              NOTES TO THE MONTHLY OPERATING REPORT

Total Cash Disbursements During The Reporting Period: $100,000

The above amount is provided for the purpose of calculating the US Trustee fee. This amount consists of certain transfers to non-Debtor Affiliates made pursuant to the Order Authorizing the Debtor to (A) Maintain Existing Bank Accounts and Cash Management System, (B) Continue Use of Existing Business Forms, and (C) Continue Use of Existing Investment Guidelines. All such disbursements were made on behalf of Dan River International Ltd. by Dan River Inc. The Debtor has no operations and its sole asset is its investment in foreign (non-debtor) subsidiaries.
For additional information, please refer to the Debtor's previously filed Statement of Financial Affairs.


I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 6th day of December 2004.     /s/ Barry F. Shea
                                   --------------------------
                                   Barry F. Shea
                                   Executive Vice President-
                                   Chief Financial Officer

In re:    DAN RIVER INTERNATIONAL LTD.
          Case No. 04-10991

                     CONDENSED BALANCE SHEET
                           (UNAUDITED)

                        November 6, 2004
                         (in thousands)


                      Assets

Investment in subsidiaries                           $ 6,334
                                                     =======


       Liabilities and Shareholder's Equity

Liabilities:
  Due to parent                                     $ 19,827

Shareholder's equity:
  Capital stock                                            -
  Accumulated deficit                                (13,493)
                                                    --------
                                                    $  6,334
                                                    ========